SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2008
                                                         ----------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            1-13776                   71-0724248
---------------                   -----------               -------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

                              12498 Wyoming Ave So.
                                Savage, MN 55378
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          (Address of principal executive offices, including zip code)

                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

As previously reported, GreenMan Technologies, Inc. ("GreenMan") acquired all of the outstanding capital stock of Welch Products, Inc. ("Welch Products") on October 1, 2007. Effective January 28, 2008, GreenMan completed the documentation required to include the eligible accounts receivable and assets of Welch Products and its three wholly owned subsidiaries, National Safe Surfacing Initiative, L.L.C.; NSSI of California, L.L.C.; and PlayTribe, L.L.C. (together with Welch Products, the "Subsidiaries"), in its borrowing base under the Security and Purchase Agreement dated as of June 30, 2006, as amended (the "Security Agreement"), which governs GreenMan's credit facility with Laurus Master Fund Ltd. and certain of its affiliates (together, "Laurus").

Included in such documentation were joinder agreements executed by each Subsidiary. Under the joinder agreements, each Subsidiary became:

(i) a Guarantor under the Subsidiary Guaranty dated as of June 30, 2004 made by GreenMan Technologies of Minnesota, Inc.; GreenMan Technologies of Georgia, Inc.; GreenMan Technologies of Iowa, Inc.; GreenMan Technologies of Tennessee, Inc.; GreenMan Technologies of Wisconsin, Inc.; and GreenMan Technologies of California, Inc., in favor of Laurus;

(ii) an Assignor under the Master Security Agreement dated as of June 30, 2004 made by GreenMan; GreenMan Technologies of Minnesota, Inc.; GreenMan Technologies of Georgia, Inc.; GreenMan Technologies of Iowa, Inc.; GreenMan Technologies of Tennessee, Inc.; GreenMan Technologies of Wisconsin, Inc.; and GreenMan Technologies of California, Inc., in favor of Laurus;

(iii) a Pledgor under the Stock Pledge Agreement dated as of June 30, 2004 made by GreenMan; GreenMan Technologies of Minnesota, Inc.; GreenMan Technologies of Georgia, Inc.; GreenMan Technologies of Iowa, Inc.; GreenMan Technologies of Tennessee, Inc.; GreenMan Technologies of Wisconsin, Inc.; and GreenMan Technologies of California, Inc. in favor of Laurus; and

(iv)  and an Eligible Subsidiary under the Security Agreement.

As a consequence of these joinder agreements, (i) each Subsidiary has guaranteed GreenMan's obligations under the Security Agreement and the credit facility;
(ii) GreenMan has pledged to Laurus the capital stock of Welch Products as collateral for such obligations; (iii) Welch Products has pledged to Laurus the capital stock of each of the other Subsidiaries as collateral for such obligations; and (iv) each Subsidiary has granted to Laurus a first priority security interest in all of its assets as further collateral for such obligations.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2008, GreenMan entered into an addendum to the Employment Agreement dated April 12, 2006, between GreenMan and its chief executive officer, Lyle E. Jensen. Under the addendum, Mr. Jensen's base salary was increased to $250,000 per year, with such increase retroactive to October 1, 2007. The additional base salary due to Mr. Jensen for the period between October 1, 2007 and January 30, 2008 will be paid in GreenMan's next regularly scheduled pay period.

In addition, the addendum amended Mr. Jensen's Employment Agreement (i) to delete certain incentive compensation measures based on GreenMan's income before interest, income taxes, depreciation and amortization (EBITDA) as a percent of its annual audited consolidated revenue; and (ii) to provide for incentive compensation in respect of any fiscal year of up to the lesser of (x) 20% of GreenMan's audited annual profit after tax, as reported in the financial statements included in GreenMan's Annual Report on Form 10-KSB for such fiscal year and (y) $150,000.

On January 30, 2008, GreenMan also entered into an addendum to the Employment Agreement dated June 1, 1999, between GreenMan and its chief financial officer, Charles E. Coppa. Under the addendum, Mr. Coppa's base salary was increased to $161,500 per year, with such increase retroactive to January 1, 2008.

In addition, the addendum amended Mr. Coppa's Employment Agreement (i) to delete certain incentive compensation measures; and (ii) to provide for incentive compensation in respect of any fiscal year based on mutually agreed performance measures as determined by GreenMan's Compensation Committee, with maximum potential incentive compensation in respect of any fiscal year equal to 25% of Mr. Coppa's base salary for such fiscal year.

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

      None.

(b)   Pro Forma Financial Information

      None.

(c)   Exhibits

      10.1 Joinder Agreement dated as of November 6, 2007 by and among GreenMan Technologies, Inc. and Welch Products, Inc., delivered to each of Laurus Master Fund, Ltd.; Valens Offshore SPV I, Ltd.; Valens U.S. SPV I, LLC; and PSource Structured Debt Limited.

      10.2 Joinder Agreement dated as of November 6, 2007 by National Safe Surfacing Initiative, LLC, delivered to each of Laurus Master Fund, Ltd.; Valens Offshore SPV I, Ltd.; Valens U.S. SPV I, LLC; and PSource Structured Debt Limited.

      10.3 Joinder Agreement dated as of November 6, 2007 by NSSI of California, LLC, delivered to each of Laurus Master Fund, Ltd.; Valens Offshore SPV I, Ltd.; Valens U.S. SPV I, LLC; and PSource Structured Debt Limited.

      10.4 Joinder Agreement dated as of November 6, 2007 by PlayTribe, LLC, delivered to each of Laurus Master Fund, Ltd.; Valens Offshore SPV I, Ltd.; Valens U.S. SPV I, LLC; and PSource Structured Debt Limited.

      10.5 Addendum dated January 30, 2008, to the Employment Agreement dated April 12, 2006, between GreenMan Technologies, Inc. and Lyle E. Jensen.

      10.6 Addendum dated January 30, 2008, to the Employment Agreement dated June 1, 1999, between GreenMan Technologies, Inc. and Charles E. Coppa.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ Charles E. Coppa
                                        -----------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: January 31, 2008